SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 10, 2001

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                            FRANKLIN RESOURCES, INC.
                            ------------------------
                           (EXACT NAME OF REGISTRANT)


        DELAWARE                     1-9318                    13-2670991
------------------------      ---------------------     ------------------------
(STATE OF INCORPORATION)      (COMMISSION FILE NO.)          (IRS EMPLOYER
                                                             IDENTIFICATION
                                                                NUMBER)

                            777 MARINERS ISLAND BLVD.
                           SAN MATEO, CALIFORNIA 94404
                           ---------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (650) 312-2000
                                 --------------
                         (REGISTRANT'S TELEPHONE NUMBER)





NY2:\1032846\01\M4Y601!.DOC\46360.0043

ITEM 1.    NOT APPLICABLE


ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.


           On April 10, 2001, Franklin Resources, Inc., a Delaware corporation ("Franklin" or the "Registrant"), completed its acquisition of Fiduciary Trust Company International, a bank organized under the New York State Banking Law ("Fiduciary"). The acquisition was accomplished by way of a share exchange pursuant to Section 143-a of the New York State Banking Law (the "Acquisition"). As a result of the Acquisition, Fiduciary became a wholly-owned subsidiary of Franklin.

           Pursuant to the Plan of Acquisition, each issued and outstanding share of common stock, par value $1.00 per share of Fiduciary ("Fiduciary Common Stock"), was exchanged for 2.7744 shares of common stock, par value $.10 per share of Franklin ("Franklin Common Stock"). As a result of the Acquisition, Franklin will issue approximately 20,187,000 shares of Franklin Common Stock in exchange for the shares of Fiduciary Common Stock.

           Prior to the Acquisition, Fiduciary's assets were primarily used in the business of investment management and custody related services for high net-worth individuals and families, endowment funds, government and corporate pension funds and other institutions. Franklin and Fiduciary intend to continue such business.


ITEM 3-6.  NOT APPLICABLE



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (A)       FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED.

                     It is impracticable to provide the required financial statements for the business acquired by the Registrant.
The Registrant will file such required financial statements for the business acquired by the Registrant as soon as practicable, but not later than 60 days after the date on which this Report is required to be filed.


           (B)       PRO FORMA FINANCIAL INFORMATION.

                     It is impracticable to provide the required unaudited pro forma financial statements giving effect to the Acquisition. The Registrant will file such required financial statements giving effect to the Acquisition as soon as practicable, but not later than 60 days after the date on which this Report is required to be filed.

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
           (C)       EXHIBITS.

   Exhibit 2.1        --   Agreement and Plan of Share Acquisition, dated as of
                           October 25, 2000, between Franklin Resources, Inc.
                           and Fiduciary Trust Company International
                           (incorporated herein by reference to the Registrant's current report on Form 8-K/A, filed on October 26,
                           2000).

   Exhibit 2.2        --   Amendment No. 1, dated as of January 19, 2001, to the
                           Agreement and Plan of Share Acquisition, between
                           Franklin Resources, Inc. and Fiduciary Trust Company
                           International (incorporated herein by reference to the Registrant's current report on Form 8-K, filed on January 22, 2001).

   Exhibit 99.1 *     --   Press Release issued jointly on April 10, 2001 by
                           Franklin Resources, Inc. and Fiduciary Trust Company
                           International.

   -------------------------

    * Filed herewith.








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
                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FRANKLIN RESOURCES, INC.

Date: April 10, 2001                        By: /s/  Leslie M. Kratter
                                                -------------------------------
                                                Name: Leslie M. Kratter
                                                Title: Senior Vice President
















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
                                  EXHIBIT INDEX


 Exhibit No.                                   Description
 -----------                                   -----------

Exhibit 99.1      --      Press Release issued jointly on April 10, 2001 by
                          Franklin Resources, Inc. and Fiduciary Trust Company
                          International


















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